Exhibit 10.2


                          REGISTRATION RIGHTS AGREEMENT


     REGISTRATION RIGHTS AGREEMENT (this "AGREEMENT"), dated as of July 10, 1998, by and among Advanced Tissue Sciences, Inc., a Delaware corporation, with headquarters located at 10933 N. Torrey Pines Rd., La Jolla, California 92037 (the "COMPANY"), and the undersigned buyers (each, a "BUYER" and collectively, the "BUYERS").

     WHEREAS:

     A. In connection with the Securities Purchase Agreement by and among the parties of even date herewith (the "SECURITIES PURCHASE AGREEMENT"), the Company has agreed, upon the terms and subject to the conditions of the Securities Purchase Agreement, to issue and sell to the Buyers shares of the Company's Series B Convertible Preferred Stock (the "PREFERRED SHARES"), which will be convertible into shares of the Company's common stock, par value $.01 per share (the "COMMON STOCK") (as converted, the "CONVERSION SHARES"), in accordance with the terms of the Company's Certificate of Designations, Preferences and Rights of Series B Convertible Preferred Stock (the "CERTIFICATE OF DESIGNATIONS"); and

     B. To induce the Buyers to execute and deliver the Securities Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "1933 ACT"), and applicable state securities laws:

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Buyers hereby agree as follows:

     1.     DEFINITIONS.
            -----------

          As used in this Agreement, the following terms shall have the following meanings:

          a. "INVESTOR" means a Buyer and any transferee or assignee thereof to whom a Buyer assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9.

          b. "PERSON" means a corporation, a limited liability company, an association, a partnership, an organization, a business, an individual, a governmental or political subdivision thereof or a governmental agency.

          c. "REGISTER," "REGISTERED," and "REGISTRATION" refer to a registration effected by preparing and filing one or more Registration Statements in compliance with the 1933 Act and pursuant to Rule 415 under the 1933 Act or any successor rule providing for offering securities on a continuous basis ("RULE 415"), and the declaration or ordering of effectiveness of such Registration Statement(s) by the United States Securities and Exchange Commission (the "SEC").

          d. "REGISTRABLE SECURITIES" means the Conversion Shares issued or issuable upon conversion of the Preferred Shares (without regard to any restrictions on conversion), any Dividend Shares (as defined in the Certificate of Designations), any shares of Common Stock issued as payment of Registration Delay Payments (as defined in Section 2(h)) and any shares of capital stock issued or issuable with respect to the Conversion Shares or the Preferred Shares as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise, regardless of any limitation on conversions of Preferred Shares; provided, Registrable Shares shall not include securities previously sold pursuant to the Registration Statement.

          e. "REGISTRATION STATEMENT" means a registration statement of the Company filed under the 1933 Act.

Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Securities Purchase Agreement.

     2.     REGISTRATION.
            ------------

          a.     Mandatory Registration.  The Company shall prepare, and, as
                 ----------------------
soon as practicable but in no event later than 60 days after the date of issuance of the relevant Preferred Shares, file with the SEC a Registration Statement or Registration Statements (as is necessary) on Form S-3 (or, if such form is unavailable for such a registration, on such other form as is available for such a registration, subject to the consent of the Investors holding a majority of the Registrable Securities and the provisions of Section 2(c), which consent will not be unreasonably withheld), covering the resale of all of the Registrable Securities, which Registration Statement(s) shall state that, in accordance with Rule 416 promulgated under the 1933 Act, such Registration Statement(s) also covers such indeterminate number of additional shares of Common Stock as may become issuable upon conversion of the Preferred Shares (i) to prevent dilution resulting from stock splits, stock dividends or similar transactions and (ii) by reason of changes in the Conversion Price or Conversion Rate of the Preferred Shares in accordance with the terms thereof. Such Registration Statement shall initially register for resale at least 7,850,000 shares of Common Stock, subject to adjustment as provided in Section 3(b). Such registered shares of Common Stock shall be allocated among the Investors pro rata based on the total number of Registrable Securities issued or issuable as of each date that a Registration Statement, as amended, relating to the resale of the Registrable Securities is declared effective by the SEC. The Company shall use its best efforts to have the Registration Statement(s) declared effective by the SEC as soon as practicable, but in no event later than 120 days after the issuance of the relevant Preferred Shares.

          b.     Allocation of Registrable Securities.  The initial number of
                 ------------------------------------
Registrable Securities included in any Registration Statement and each increase in the number of Registrable Securities included therein shall be allocated pro rata among the Investors based on the number of Registrable Securities held by each Investor at the time of such establishment or increase, as the case may be. In the event an Investor shall sell or otherwise transfer any of such holder's Registrable Securities, each transferee shall be allocated a pro rata portion of the then remaining number of Registrable Securities included in such

Registration Statement for such transferor. Any shares of Common Stock included in a Registration Statement and which remain allocated to any person or entity which does not hold any Registrable Securities shall be allocated to the remaining Investors, pro rata based on the number of Registrable Securities then held by such Investors. For the avoidance of doubt, the number of Registrable Securities held by any Investor shall be determined as if all Preferred Shares then outstanding were converted into or exercised for Registrable Securities.

          c.     Counsel.  Subject to Section 5 hereof, in connection with any
                 -------
offering pursuant to this Section 2, the Investors shall have the right to select one legal counsel to administer their interest in the offering. The Company shall reasonably cooperate with any such counsel.

          d.     Piggy-Back Registrations.  If at any time prior to the
                 ------------------------
expiration of the Registration Period (as hereinafter defined) the number of shares of Common Stock available for sale under the Registration Statement is insufficient to cover all of the Registrable Securities and the Company proposes to file with the SEC a Registration Statement relating to an offering for its own account or the account of others under the 1933 Act of any of its securities (other than on Form S-4 or Form S-8 or their then equivalents relating to securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans) the Company shall promptly send to each Investor who is entitled to registration rights under this Section 2(d) written notice of the Company's intention to file a Registration Statement and of such Investor's rights under this Section 2(d) and, if within twenty (20) days after receipt of such notice, such Investor shall so request in writing, the Company shall include in such Registration Statement all or any part of the Registrable Securities such Investor requests to be registered, subject to the priorities set forth in Section 2(e). No right to registration of Registrable Securities under this Section 2(d) shall be construed to limit any registration required under Section 2(a). The obligations of the Company under this Section 2(d) may be waived by Investors holding a majority of the Registrable Securities. If an offering in connection with which an Investor is entitled to registration under this Section 2(d) is an underwritten offering, then each Investor whose Registrable Securities are included in such Registration Statement shall, unless otherwise agreed by the Company, offer and sell such Registrable Securities in an underwritten offering using the same underwriter or underwriters and, subject to the provisions of this Agreement, on the same terms and conditions as other shares of Common Stock included in such underwritten offering.

          e.     Priority in Piggy-Back Registration Rights in connection with
                 -------------------------------------------------------------
Registrations for Company Account.  If the registration referred to in Section
---------------------------------
2(d) is to be an underwritten public offering and the managing underwriter(s) advise the Company in writing, that in their reasonable good faith opinion, marketing or other factors dictate that a limitation on the number of shares of Common Stock which may be included in the Registration Statement is necessary to facilitate and not adversely affect the proposed offering, then the Company shall include in such registration: (1) first, all securities the Company proposes to sell for its own account, (2) second, up to the full number of securities proposed to be registered for the account of the holders of securities entitled to inclusion of their securities in the Registration Statement by reason of demand registration rights, and (3) third, the securities requested to be registered by the Investors and other holders of securities entitled to participate in the registration, as of the date hereof, drawn from them pro rata based on the number each has requested to be included in such registration.

          f.     Eligibility for Form S-3.  The Company represents, warrants and
                 ------------------------
covenants that on and after the date hereof it meets and will meet the requirements for the use of Form S-3 for registration of the sale by the Investors of the Registrable Securities and the Company has filed and shall file all reports required to be filed by the Company with the SEC in a timely manner so as to obtain and maintain such eligibility for the use of Form S-3. In the event that Form S-3 is not available for sale by the Investors of the Registrable Securities, then the Company (i) with the consent of the Investors holding a majority of the Registrable Securities pursuant to Section 2(a), shall register the sale of the Registrable Securities on another appropriate form and
(ii) the Company shall undertake to register the Registrable Securities on Form S-3 as soon as such form is available, provided that the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the SEC.

          g.     Rule 416.  The Company and the Investors each acknowledge that
                 --------
an indeterminate number of Registrable Securities shall be registered pursuant to Rule 416 under the 1933 Act so as to include in such Registration Statement any and all Registrable Securities which may become issuable (i) to prevent dilution resulting from stock splits, stock dividends or similar transactions and (ii) if permitted by law, by reason of reductions in the Conversion Price (as defined in the Certificate of Designations) of the Preferred Shares in accordance with the terms thereof, including, without limitation, the terms which may cause the Conversion Price to decrease as the price of the Common Stock decreases (collectively, the "RULE 416 SECURITIES"). In this regard, the Company agrees to use all reasonable efforts to ensure that the maximum number of Registrable Securities which may be registered pursuant to Rule 416 under the 1933 Act are covered by the Registration Statement and, absent guidance from the SEC or other definitive authority to the contrary, the Company shall use all reasonable efforts to affirmatively support and to not take any position adverse to the position that the Registration Statement filed hereunder covers all of the Rule 416 Securities. If the Company determines that the Registration Statement filed hereunder does not cover all of the Rule 416 Securities, the Company shall immediately provide to each Investor written notice setting forth the basis for the Company's position and the authority therefor.

          h.     Effect of Failure to Obtain and Maintain Effectiveness of
                 ---------------------------------------------------------
Registration Statement.  If the Registration Statement is not (i) filed within
----------------------
60 days of the Initial Issuance Date (as defined in the Certificate of Designations) (the "SCHEDULED FILING DATE"), (ii) declared effective by the SEC on or before 120 days after the Initial Issuance Date (the "SCHEDULED EFFECTIVE DATE"), or (iii) if after the Registration Statement has been declared effective by the SEC, sales cannot be made (other than on any days during any Allowable Grace Period (as defined in Section 3(u))) pursuant to the Registration Statement (whether because of a failure to keep the Registration Statement effective, to disclose such information as is necessary for sales to be made pursuant to the Registration Statement, to register sufficient shares of Common Stock or otherwise), then, as partial relief for the damages to any holder by reason of any such delay in or reduction of its ability to sell any of the Registrable Securities (which remedy shall not be exclusive of any other remedies available at law or in equity), the Company shall pay to each holder of Preferred Shares an amount in cash per Preferred Share held equal to the product of (i) $50,000 multiplied by (ii) the sum of (A) .02, if the Registration Statement is not filed by the Scheduled Filing Date, plus (B) .02, if the Registration Statement is not declared effective by the SEC by the Scheduled Effective Date, plus (C) the product of (I) .00067 multiplied by (II) the sum of
(x) the number of days after the Scheduled Filing Date that the relevant Registration Statement has not been filed with the SEC, (y) the number of days after the Scheduled Effective Date and prior to the date that the relevant Registration Statement has not been declared effective by the SEC, and (z) the number of days (excluding days during an Allowable Grace Period (as defined in Section 3(u))) that sales cannot be made pursuant to the Registration Statement after the Registration Statement has been declared effective. The payments to which a holder shall be entitled pursuant to this Section 2(h) are referred to herein as "REGISTRATION DELAY PAYMENTS." Registration Delay Payments shall be paid within five business days of the earlier of (A) the first day of the month following the occurrence of the event resulting in the requirement to make Registration Delay Payments, or (B) the date on which the event resulting in the requirement to make Registration Delay Payments is cured; provided, however, the Company shall not be required to pay any amounts under (A) or (B) more than once. In the event the Company fails to make Registration Delay Payments in a timely manner, such Registration Delay Payments shall bear interest at the rate of 1.5% per month (prorated for partial months) until paid in full. If the Company fails to pay the Registration Delay Payments, including any interest thereon, within 15 business days of the applicable payment date, then the holder entitled to such payments shall have the right at any time, so long as the Company continues to fail to make such payments, to require the Company, upon written notice, to immediately issue, in lieu of the Registration Delay Payments, including any interest thereon, the number of shares of Common Stock equal to the quotient of (X) the sum of the Registration Delay Payments and all interest accrued thereon divided by (Y) the lowest Average Daily Trading Price (as defined in the Certificate of Designations) on any day during the period beginning on and including the date the Registration Delay Payments were due and payable and ending on and including the date the holder delivers written notice to the Company of its election to receive shares of Common Stock in lieu of the Registration Delay Payments.

     3.     RELATED OBLIGATIONS.

     Whenever an Investor has requested that any Registrable Securities be registered pursuant to Section 2(d) or at such time as the Company is obligated to file a Registration Statement with the SEC pursuant to Section 2(a), the Company will use its best efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof and, pursuant thereto, the Company shall have the following obligations:

          a. The Company shall promptly prepare and file with the SEC a Registration Statement with respect to the Registrable Securities (on or prior to the sixtieth (60th) day after the date of issuance of the relevant Preferred Shares for the registration of Registrable Securities pursuant to Section 2(a)) and use its best efforts to cause such Registration Statement relating to the Registrable Securities to become effective as soon as possible after such filing (but in no event later than 120 days after the issuance of the relevant Preferred Shares for the registration of Registrable Securities), and keep such Registration Statement effective pursuant to Rule 415 at all times until the earlier of (i) the date as of which the Investors may sell all of the Registrable Securities without restriction pursuant to Rule 144(k) promulgated under the 1933 Act (or successor thereto) or (ii) the date on which (A) the Investors shall have sold all the Registrable Securities and (B) none of the Preferred Shares is outstanding (the "REGISTRATION PERIOD"), which Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

          b. The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with such Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the 1933 Act, as may be necessary to keep such Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities of the Company covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement. In the event the number of shares available under a Registration Statement filed pursuant to this Agreement is insufficient to cover all of the Registrable Securities, the Company shall amend such Registration Statement, or file a new Registration Statement (on the short form available therefor, if applicable), or both, so as to cover all of the Registrable Securities, in each case, as soon as practicable, but in any event within fifteen (15) days after the necessity therefor arises (based on the market price of the Common Stock and other relevant factors on which the Company reasonably elects to rely). The Company shall use it best efforts to cause such amendment and/or new Registration Statement to become effective as soon as practicable following the filing thereof. For purposes of the foregoing provision, the number of shares available under a Registration Statement shall be deemed "insufficient to cover all of the Registrable Securities" if at any time the number of Registrable

Securities issued or issuable upon conversion of the Preferred Shares is greater than the quotient determined by dividing (i) the number of shares of Common Stock available for resale under such Registration Statement by (ii) 1.5. For purposes of the calculation set forth in the foregoing sentence, any restrictions on the convertibility of the Preferred Shares or the Conversion Price shall be disregarded and such calculation shall assume that the Preferred Shares are then convertible into shares of Common Stock at the then prevailing Conversion Rate (as defined in the Company's Certificate of Designations).

          c. The Company shall furnish to each Investor whose Registrable Securities are included in any Registration Statement and its legal counsel without charge (i) promptly after the same is prepared and filed with the SEC at least one copy of such Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits, the prospectus included in such Registration Statement (including each preliminary prospectus) and, with regards to such Registration Statement(s), any correspondence by or on behalf of the Company to the SEC or the staff of the SEC and any correspondence from the SEC or the staff of the SEC to the Company or its representatives (but in no event, without the prior written consent of the Investor, shall the Company disclose to such Investor material non-public information), (ii) upon the effectiveness of any Registration Statement, ten (10) copies of the prospectus included in such Registration Statement and all amendments and supplements thereto (or such other number of copies as such Investor may reasonably request) and (iii) such other documents, including copies of any preliminary or final prospectus, as such Investor may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by such Investor.

          d. The Company shall use its reasonable efforts to (i) register and qualify the Registrable Securities covered by a Registration Statement under such other securities or "blue sky" laws of such jurisdictions in the United States as any Investor reasonably requests, (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction. The Company shall promptly notify each Investor who holds Registrable Securities of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or "blue sky" laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threatening of any proceeding for such purpose.

          e.     Intentionally Omitted.

          f. As promptly as practicable after becoming aware of such event, the Company shall notify each Investor in writing of the happening of any event as a result of which the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and promptly prepare a supplement or amendment to such Registration Statement to correct such untrue statement or omission, and deliver ten (10) copies of such supplement or amendment to each Investor (or such other number of copies as such Investor may reasonably request). The Company shall also promptly notify each Investor in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to each Investor by facsimile on the same day of such effectiveness and by overnight mail), (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related prospectus or related information, and (iii) of the Company's reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

          g. The Company shall use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify each Investor who holds Registrable Securities being sold (and, in the event of an underwritten offering, the managing underwriters) of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

          h. The Company shall permit each Investor and a single firm of counsel, initially Katten Muchin & Zavis or such other counsel as thereafter designated as selling stockholders' counsel by the Investors who hold a majority of the Registrable Securities being sold, to review and comment upon a Registration Statement and all amendments and supplements thereto at least seven
(7) business days prior to their filing with the SEC, and not file any document in a form to which such counsel reasonably objects; provided no Registration Delay Payments shall accrue for any delay caused solely by such counsel's unreasonable objections. The Company shall not submit a request for acceleration of the effectiveness of a Registration Statement or any amendment or supplement thereto without the prior approval of such counsel, which consent shall not be unreasonably withheld.

          i. At the request of any Investor and at such Investor's expense, the Company shall use its best efforts to furnish to such Investor, on the date of the effectiveness of the Registration Statement and thereafter from time to time on such dates as an Investor may reasonably request (i) a letter, dated such date, from the Company's independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, and (ii) an opinion, dated as of such date, of counsel representing the Company for purposes of such Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering, addressed to the Investors.

          j. The Company shall make available for inspection by (i) any Investor and (ii) one firm of attorneys and one firm of accountants or other agents retained by the Investors, (collectively, the "INSPECTORS") all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the "RECORDS"), as shall be reasonably deemed necessary by each Inspector to enable such Inspector to exercise its due diligence responsibility, if any, and cause the Company's officers, directors and employees to supply all information which any Inspector may reasonably request for purposes of such due diligence; provided, however, that each Inspector shall hold in strict confidence and shall not make any disclosure (except to an Investor) or use of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (a) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required under the 1933 Act, (b) the release of such Records is ordered pursuant to a final, non-appealable subpoena or order from a court or government body of competent jurisdiction, or (c) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement of which the Inspector has knowledge. The Company shall not be required to disclose any confidential information in such Records to an Inspector unless and until such Inspector shall have entered into a confidentiality agreement with the Company with respect thereto, substantially in the form of this Section 3(j). Each Investor agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential.

          k. The Company shall hold in confidence and not make any disclosure of information concerning an Investor provided to the Company unless
(i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to such Investor and allow such Investor, at the Investor's expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

          l. The Company shall use its best efforts either to (i) cause all the Registrable Securities covered by a Registration Statement to be listed on each securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange, or (ii) secure designation and quotation of all the Registrable Securities covered by the Registration Statement on The Nasdaq National Market and, without limiting the generality of the foregoing, to arrange for at least two market makers to register with the National Association of Securities Dealers, Inc. ("NASD") as such with respect to such Registrable Securities. The Company shall pay all fees and expenses in connection with satisfying its obligation under this
Section 3(l).

          m. The Company shall cooperate with the Investors who hold Registrable Securities being offered to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the Investors may reasonably request and registered in such names as the Investors may request.

          n.     Intentionally Omitted.

          o. The Company shall provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such Registration Statement.

          p. If requested by the Investor, the Company shall (i) immediately incorporate in a prospectus supplement or post-effective amendment such information as the Investors agree should be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the offering of the Registrable Securities to be sold in such offering; (ii) make all required filings of such prospectus supplement or post-effective amendment as soon as notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and
(iii) supplement or make amendments to any Registration Statement or the related prospectus if requested by a shareholder of such Registrable Securities.

          q. The Company shall use its best efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities, provided that the Company shall have no obligation to seek registration or approval with governmental agencies or authorities outside the United States.

          r. The Company shall make generally available to its security holders as soon as practical, but not later than 90 days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 under the 1933 Act) covering a twelve-month period beginning not later than the first day of the Company's fiscal quarter next following the effective date of the Registration Statement.

          s. The Company shall otherwise use its best efforts to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder.

          t. Within two (2) business days after the Registration Statement which includes the Registrable Securities is ordered effective by the SEC, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the Investors whose Registrable Securities are included in such Registration Statement) confirmation that the Registration Statement has been declared effective by the SEC in the form attached hereto as Exhibit A.
                                                    ---------

          u. Notwithstanding anything to the contrary in Section 3(f), at any time after the Registration Statement has been declared effective, the Company may delay the disclosure of material non-public information concerning the Company the disclosure of which at the time is not, in the good faith opinion of the Board of Directors of the Company and its counsel, in the best interest of the Company and, in the opinion of counsel to the Company, otherwise required (a "GRACE PERIOD"); provided, that the Company shall promptly (i) notify the Investors in writing of the existence of material non-public information giving rise to a Grace Period and the date on which the Grace Period will begin, and (ii) notify the Investors in writing of the date on which the Grace Period ends; and, provided further, that no grace period shall exceed 15 days and during any consecutive 365 day period, such Grace Period shall not exceed 45 calendar days in the aggregate (an "ALLOWABLE GRACE PERIOD"). For purposes of determining the length of a Grace Period above, the Grace Period shall begin on and include the date the Investors receive the notice referred to in clause (i) above and shall end on and include the date the Investors receive the notice referred to in clause (ii) above. The provisions of Sections 2(h) and 3(g) hereof shall not be applicable during the period of any Allowable Grace Period. Upon expiration of the Allowable Grace Period, the Company shall again be bound by the first sentence of Section 3(f) with respect to the information giving rise thereto. In the event of any Grace Period, the Maturity Date (as defined in the Certificate of Designations) shall be delayed one and one-half (1-1/2) days for each day in the Grace Period as provided in Section 2(g) of the Certificate of Designations.

     4.     OBLIGATIONS OF THE INVESTORS.
            ----------------------------

          a. At least seven (7) business days prior to the first anticipated filing date of a Registration Statement, the Company shall notify each Investor in writing of the information the Company requires from each such Investor if such Investor elects to have any of such Investor's Registrable Securities included in such Registration Statement. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. At least ten Business Days prior to the first filing date of the Registration Statement, the Company shall notify each Investor if any of such Investor's Registrable Securities are eligible for inclusion in the Registration Statement and such notice shall include a request for information. If at least three Business Days prior to the filing date the Company has not received the information requested from an Investor (a "Non-Responsive Investor") then the Company may file the Registration Statement without including Registrable Securities of such Non-Responsive Investor but shall not be relieved of its obligation to file a Registration Statement with the SEC relating to the Registrable Securities of such Non-Responsive Investor promptly after such Non-Responsive Investor provides the required information. If available, the Company shall include such Non-Responsive Investor's Registrable Securities in the Registration Statement by amending such Registration Statement to include such securities. No Registration Delay Penalties shall accrue to a Non-Responsive Investor during the period such Investor is delinquent in providing information to the Company. If the Company has to file an additional Registration Statement to register the Registrable Securities of a Non-Responsive Investor due solely to such Investor's failure to provide information reasonably requested by the Company, such Investor shall pay the reasonable out-of-pocket expenses actually incurred by the Company in connection with such Registration Statement other than filing fees.

          b. Each Investor, by such Investor's acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor's election to exclude all of such Investor's Registrable Securities from such Registration Statement.

          c. As promptly as practicable after becoming aware of such event, each Investor shall notify the Company in writing of the happening of any event as a result of which the information provided in writing by such Investor to the Company expressly for use in the Prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          d. Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(g) or the first sentence of 3(f), such Investor will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement(s) covering such Registrable Securities until such Investor's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(g) or the first sentence of 3(f).

          e. In the event any Investor elects to participate in an underwritten public offering pursuant to Section 2, each such Investor agrees to enter into and perform such Investor's obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations (only with respect to violations which occur in reliance upon and in conformity with information furnished in writing to the Company by such Investor expressly for use in the Registration Statement for such underwritten public offering), with the managing underwriter of such offering and take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Securities, unless such Investor notifies the Company in writing of such Investor's election to exclude all of such Investor's Registrable Securities from such Registration Statement. No Investor may participate in any underwritten registration hereunder unless such Investor (i) agrees to sell such Investor's Registrable Securities on the basis provided in any underwriting arrangements approved by the Investors entitled hereunder to approve such arrangements, (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements, and (iii) agrees to pay its pro rata share of all underwriting discounts and commissions.



     5.     EXPENSES OF REGISTRATION.
            ------------------------

          All reasonable expenses, other than underwriting discounts and commissions, incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, and fees and disbursements of counsel for the Company and reasonable fees and disbursements of one counsel for the Investors, shall be paid by the Company.

     6.     INDEMNIFICATION.
            ---------------

          In the event any Registrable Securities are included in a Registration Statement under this Agreement:

          a. To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend each Investor who holds such Registrable Securities, the directors, officers, partners, employees, agents of, and each Person, if any, who controls, any Investor within the meaning of the 1933 Act or the Securities Exchange Act of 1934, as amended (the "1934 ACT") (each, an "INDEMNIFIED PERSON"), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, attorneys' fees, amounts paid in settlement or expenses, joint or several, (collectively, "CLAIMS") incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto ("INDEMNIFIED DAMAGES"), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other "blue sky" laws of any jurisdiction in which Registrable Securities are offered ("BLUE SKY FILING"), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which the statements therein were made, not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, or (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement (the matters in the foregoing clauses (i) through (iii) being, collectively, "VIOLATIONS"). Subject to the restrictions set forth in Section 6(d) with respect to the number of legal counsel, the Company shall reimburse each Indemnified Person, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (i) shall not apply to a Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by any Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto; (ii) with respect to any preliminary prospectus, shall not inure to the benefit of any such person from whom the person asserting any such Claim purchased the Registrable Securities that are the subject thereof (or to the benefit of any person controlling such person) if the untrue statement or omission of a material fact contained in the preliminary prospectus was corrected in the prospectus, as then amended or supplemented, if such prospectus was timely made available by the Company pursuant to Section 3(c), and the Indemnified Person was promptly advised in writing not to use the incorrect prospectus prior to the use giving rise to a violation and such Indemnified Person, notwithstanding such advice, used it; (iii) shall not be available to the extent such Claim is based on a failure of the Investor to deliver or to cause to be delivered the prospectus made available by the Company; and (iv) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer or disposition of the Registrable Securities by the Investors.

          b. In connection with any Registration Statement in which an Investor is participating, each such Investor agrees to severally and not jointly indemnify, hold harmless and defend, the Company, each of its directors, each of its officers who signs the Registration Statement, each Person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act each, an "INDEMNIFIED PARTY"), against any Claim or Indemnified Damages to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or are based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Investor expressly for use in connection with such Registration Statement; and, subject to Section 6(d), such Investor will reimburse each Indemnified Party promptly as such expenses are incurred and are due and payable any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) and the agreement with respect to contribution contained in Section 7 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor; provided, further, however, that the Investor shall be liable under this Section 6(b) for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to such Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Investors pursuant to
Section 9. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(b) with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented.

          c.     Intentionally Omitted.

          d. Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. The indemnifying party shall pay for only one separate legal counsel for the Indemnified Persons or the Indemnified Parties, as applicable, and such counsel shall be selected by Investors holding a majority-in-interest of the Registrable Securities included in the Registration Statement to which the Claim relates, if the Investors are entitled to indemnification hereunder, or the Company, if the Company is entitled to indemnification hereunder, as applicable. The Indemnified Party or Indemnified Person shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or claim. The indemnifying party shall keep the Indemnified Party or Indemnified Person fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall, without the consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a release from all liability in respect to such claim or litigation. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

          e. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.

          f. The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

      7.     CONTRIBUTION.
            ------------

          To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that:
(i) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in
Section 6; (ii) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of fraudulent misrepresentation; and (iii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

     8.     REPORTS UNDER THE 1934 ACT.
            --------------------------

          With a view to making available to the Investors the benefits of Rule 144 promulgated under the 1933 Act or any other similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration ("RULE 144"), the Company agrees to:

          a. make and keep public information available, as those terms are understood and defined in Rule 144;

          b. file with the SEC in a timely manner all reports and other documents required of the Company under the 1934 Act so long as the Company remains subject to such requirements (it being understood that nothing herein shall limit the Company's obligations under Section 4(c) of the Securities Purchase Agreement) and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

          c. furnish to each Investor so long as such Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144 and the 1934 Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the investors to sell such securities pursuant to Rule 144 without registration.

     9.     ASSIGNMENT OF REGISTRATION RIGHTS.
            ---------------------------------

          The rights under this Agreement shall be automatically assignable by the Investors to any transferee of all or any portion of Registrable Securities if: (i) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment; (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned;
(iii) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the 1933 Act and applicable state securities laws; (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein; and (v) such transfer shall have been made in accordance with the applicable requirements of the Securities Purchase Agreement.

     10.     AMENDMENT OF REGISTRATION RIGHTS.
             --------------------------------

          Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Investors who hold two-thirds (?) of the Registrable Securities. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Investor and the Company. No such amendment shall be effective to the extent that it applies to less than all of the holders of the Registrable Securities. No consideration shall be offered or paid to any person to amend or consent to a waiver or modification of any provision of this Agreement unless the same consideration also is offered to all of the parties to this Agreement.

     11.     MISCELLANEOUS.
             -------------

          a. A person or entity is deemed to be a holder of Registrable Securities whenever such person or entity owns of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

          b. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided a confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); (iii) one (1) business day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

     If to the Company:

          Advanced Tissue Sciences, Inc.
          10933 N. Torrey Pines Rd.
          La Jolla, California 92037
          Telephone:  (619) 450-5730
          Facsimile:  (619) 450-5732
          Attention:  Vice President, Finance and Administration

     With a copy to:

          Brobeck Phleger & Harrison, LLP
          38 Technology Drive
          Irvine, California 92618
          Telephone:  (949) 790-6300
          Facsimile:  (949) 790-6301
          Attention:  Richard A. Fink

     If to a Buyer, to its address and facsimile number on the Schedule of Buyers attached hereto, with copies to such Buyer's counsel as set forth on the Schedule of Buyers.

Each party shall provide five (5) days prior notice to the other party of any change in address, phone number or facsimile number.

          c. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

          d. This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York without regard to the principles of conflict of laws. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

          e. This Agreement and the Securities Purchase Agreement constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein.
This Agreement and the Securities Purchase Agreement supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

          f. Subject to the requirements of Section 9, this Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto.

          g. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

          h. This Agreement may be executed in two or more identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

          i. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

          j. All consents and other determinations to be made by the Investors pursuant to this Agreement shall be made, unless otherwise specified in this Agreement, by Investors holding a majority of the Registrable Securities.

          k. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

     IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of day and year first above written.

COMPANY:                                BUYERS:

ADVANCED TISSUE SCIENCES, INC.          THEMIS PARTNERS L.P.
                                        By:  Promethean Investment Group L.L.C.
                                        Its: General Partner
By:  /s/ Arthur J. Benvenuto
   ---------------------------
   Name:  Arthur J. Benvenuto
   Its:   Chairman of the Board and     By:  /s/ James F. O'Brien, Jr.
          Chief Executive Officer          --------------------------------
                                           Name:  James F. O'Brien, Jr.
                                           Its:   President


                                        HERACLES FUND
                                        By:  Promethean Investment Group L.L.C.
                                        Its: Investment Advisor


                                        By:  /s/ James F. O'Brien, Jr.
                                           --------------------------------
                                           Name:  James F. O'Brien, Jr.
                                           Its:   President


                                        HALIFAX FUND, L.P.
                                        By:  The Palladin Group, L.P.
                                        Its:  Attorney-in-Fact


                                        By:  /s/ Robert Chender
                                           --------------------------------
                                           Name:  Robert Chender
                                           Title: Managing Director


                                        LEONARDO, L.P.
                                        By:  Angelo, Gordon & Co., L.P.
                                        Its: General Partner


                                        By:  /s/ Michael L. Gordon
                                           --------------------------------
                                           Name:  Michael L. Gordon
                                           Its:   Chief Operating Officer

                                        RAPHAEL, L.P.


                                        By:  /s/ Michael L. Gordon
                                           --------------------------------
                                           Name:  Michael L. Gordon
                                           Its:   Chief Operating Officer


                                        RAMIUS FUND, LTD.
                                        By:  AG Ramius Partners, L.L.C.
                                        Its: Investment Advisor


                                        By:  /s/ Michael L. Gordon
                                           --------------------------------
                                           Name:  Michael L. Gordon
                                           Its:   Managing Officer


                                        GAM ARBITRAGE INVESTMENTS, INC.
                                        By:  Angelo, Gordon & Co., L.P.
                                        Its: Investment Advisor


                                        By:  /s/ Michael L. Gordon
                                           --------------------------------
                                           Name:  Michael L. Gordon
                                           Its:   Chief Operating Officer


                                        AG SUPER FUND INTERNATIONAL
                                        PARTNERS, L.P.
                                        By:  Angelo, Gordon & Co., L.P.
                                        Its: General Partner


                                        By:  /s/ Michael L. Gordon
                                           --------------------------------
                                           Name:  Michael L. Gordon
                                           Its:   Chief Operating Officer

                                        WINGATE CAPITAL LTD.


                                        By:  /s/ Benjamin E. Kopin
                                           --------------------------------
                                           Name:  Benjamin E. Kopin
                                           Its:   Secretary


                                        FISHER CAPITAL LTD.


                                        By:  /s/ Benjamin E. Kopin
                                           --------------------------------
                                           Name:  Benjamin E. Kopin
                                           Its:   Secretary


                                        CCG INVESTMENT FUND LTD.


                                        By:  /s/ Benjamin E. Kopin
                                           --------------------------------
                                           Name:  Benjamin E. Kopin
                                           Its:   Secretary


                                        CCG CAPITAL LTD.


                                        By:  /s/ Benjamin E. Kopin
                                           --------------------------------
                                           Name:  Benjamin E. Kopin
                                           Its:   Secretary


                                        MIDWAY CAPITAL LTD.


                                        By:  /s/ Benjamin E. Kopin
                                           --------------------------------
                                           Name:  Benjamin E. Kopin
                                           Its:   Secretary

                           SCHEDULE OF BUYERS


                                                          INVESTOR'S
                         INVESTOR ADDRESS           REPRESENTATIVES' ADDRESS
INVESTOR NAME          AND FACSIMILE NUMBER          AND FACSIMILE NUMBER
-------------          --------------------          --------------------
Themis Partners L.P.   c/o Promethean Investment     Promethean Investment
                        Group, L.L.C.                 Group, L.L.C.
                       40 West 57th Street,          40 West 57th Street,
                       Suite 1520                    Suite 1520
                       New York, New York 10019      New York, New York 10019
                       Attn: James F. O'Brien, Jr.   Attn: James F. O'Brien, Jr.
                       Facsimile: 212-698-0505       Facsimile: 212-698-0505

                                                     Katten Muchin & Zavis
                                                     525 West Monroe, Suite 1600
                                                     Chicago, Illinois
                                                     60661-3693
                                                     Attn: Robert J. Brantman,
                                                             Esq.
                                                     Facsimile:  312-902-1061
Heracles Fund          Bank of Bermuda (Cayman)      Promethean Investment
                        Limited                       Group, L.L.C.
                       P.O. Box 513                  40 West 57th Street,
                       3rd Floor British American    Suite 1520
                        Center                       New York, New York 10019
                       Dr. Roy's Drive               Attn: James F. O'Brien, Jr.
                       Georgetown, Grand Cayman      Facsimile: 212-698-0505
                       Cayman Island, BWI
                       Attn: Allen J. Bernardo       Katten Muchin & Zavis
                       Facsimile: 809-949-7802       525 West Monroe, Suite 1600
                                                     Chicago, Illinois
                                                     60661-3693
                                                     Attn: Robert J. Brantman,
                                                            Esq.
                                                     Facsimile:  312-902-1061

Halifax Fund, L.P.     c/o Citco Fund Services       The Palladin Group, L.P.
                        (Cayman Islands) Ltd.        As Investment Advisor
                       Corporate Centre,             40 West 57th Street
                       West Bay Road                 15th Floor
                       P.O. Box 31106 SMB            New York, NY 10019
                       Grand Cayman, Cayman Islands  Attn: Kevin Gerlits
                       Facsimile:  345-949-3877      Facsimile:  212-698-0563

Leonardo, L.P.         c/o Angelo, Gordon & Co.,     Angelo, Gordon & Co.,
                        L.P.                          L.P.
                       245 Park Avenue              245 Park Avenue
                       26th Floor                   26th Floor
                       New York, New York 10167     New York, New York 10167
                       Attn:  Gary Wolf             Attn:  Gary Wolf
                       Facsimile:  212-867-6449     Facsimile: 212-867-6449

Raphael, L.P.          c/o Angelo, Gordon & Co.,    Angelo, Gordon & Co.,
                        L.P.                         L.P.
                       245 Park Avenue              245 Park Avenue
                       26th Floor                   26th Floor
                       New York, New York 10167     New York, New York 10167
                       Attn:  Gary Wolf             Attn:  Gary Wolf
                       Facsimile:  212-867-6449     Facsimile: 212-867-6449

Ramius Fund, Ltd.      c/o Angelo, Gordon & Co.,    Angelo, Gordon & Co.,
                        L.P.                         L.P.
                       245 Park Avenue              245 Park Avenue
                       26th Floor                   26th Floor
                       New York, New York 10167     New York, New York 10167
                       Attn:  Gary Wolf             Attn:  Gary Wolf
                       Facsimile:  212-867-6449     Facsimile: 212-867-6449

GAM Arbitrage          c/o Angelo, Gordon & Co.,    Angelo, Gordon & Co.,
 Investments, Inc.      L.P.                         L.P.
                       245 Park Avenue              245 Park Avenue
                       26th Floor                   26th Floor
                       New York, New York 10167     New York, New York 10167
                       Attn:  Gary Wolf             Attn:  Gary Wolf
                       Facsimile:  212-867-6449     Facsimile: 212-867-6449

AG Super Fund          c/o Angelo, Gordon & Co.,    Angelo, Gordon & Co.,
 International, L.P.    L.P.                         L.P.
                       245 Park Avenue              245 Park Avenue
                       26th Floor                   26th Floor
                       New York, New York 10167     New York, New York 10167
                       Attn:  Gary Wolf             Attn:  Gary Wolf
                       Facsimile:  212-867-6449     Facsimile: 212-867-6449

Wingate Capital Ltd.   c/o Citadel Investment       Katten Muchin & Zavis
                        Group, L.L.C.               525 W. Monroe Street
                       225 West Washington Street   Chicago, Illinois
                       Chicago, Illinois  60606     60661-3693
                       Attention: Daniel J. Hopkins Attention: Robert J.
                       Facsimile: (312) 338-0780     Brantman, Esq.
                       Telephone: (312) 338-7803    Facsimile: (312) 902-1061
                                                    Telephone: (312) 902-5200

Fisher Capital Ltd.    c/o Citadel Investment       Katten Muchin & Zavis
                        Group, L.L.C.               525 W. Monroe Street
                       225 West Washington Street   Chicago, Illinois
                       Chicago, Illinois  60606     60661-3693
                       Attention: Daniel J. Hopkins Attention: Robert J.
                       Facsimile: (312) 338-0780     Brantman, Esq.
                       Telephone: (312) 338-7803    Facsimile: (312) 902-1061
                                                    Telephone: (312) 902-5200

CCG Investment Fund    c/o Citadel Investment       Katten Muchin & Zavis
 Ltd.                   Group, L.L.C.               525 W. Monroe Street
                       225 West Washington Street   Chicago, Illinois
                       Chicago, Illinois  60606     60661-3693
                       Attention: Daniel J. Hopkins Attention: Robert J.
                       Facsimile: (312) 338-0780     Brantman, Esq.
                       Telephone: (312) 338-7803    Facsimile: (312) 902-1061
                                                    Telephone: (312) 902-5200

CCG Capital Ltd.       c/o Citadel Investment       Katten Muchin & Zavis
                        Group, L.L.C.               525 W. Monroe Street
                       225 West Washington Street   Chicago, Illinois
                       Chicago, Illinois  60606     60661-3693
                       Attention: Daniel J. Hopkins Attention: Robert J.
                       Facsimile: (312) 338-0780     Brantman, Esq.
                       Telephone: (312) 338-7803    Facsimile: (312) 902-1061
                                                    Telephone: (312) 902-5200

Midway Capital Ltd.    c/o Citadel Investment       Katten Muchin & Zavis
                        Group, L.L.C.               525 W. Monroe Street
                       225 West Washington Street   Chicago, Illinois
                       Chicago, Illinois  60606     60661-3693
                       Attention: Daniel J. Hopkins Attention: Robert J.
                       Facsimile: (312) 338-0780     Brantman, Esq.
                       Telephone: (312) 338-7803    Facsimile: (312) 902-1061
                                                    Telephone: (312) 902-5200

                                                                   EXHIBIT A
                         FORM OF NOTICE OF EFFECTIVENESS
                            OF REGISTRATION STATEMENT

[TRANSFER AGENT]



Attn:  ___________________

          RE:     ADVANCED TISSUE SCIENCES, INC.
                  ------------------------------

Ladies and Gentlemen:

     We are counsel to ADVANCED TISSUE SCIENCES, INC., a Delaware corporation (the "COMPANY"), and have represented the Company in connection with that certain Securities Purchase Agreement (the "PURCHASE AGREEMENT") entered into by and among the Company and the Buyers named therein (collectively, the "HOLDERS") pursuant to which the Company issued to the Holders shares of its Series B Convertible Preferred Stock, par value $.01 per share, (the "PREFERRED SHARES"). Pursuant to the Purchase Agreement, the Company also has entered into a Registration Rights Agreement with the Holders (the "REGISTRATION RIGHTS AGREEMENT") pursuant to which the Company agreed, among other things, to register the Registrable Securities (as defined in the Registration Rights Agreement), including the shares of the Common Stock of the Company, par value $.01 per share (the "COMMON STOCK") issuable upon conversion of the Preferred Shares, under the Securities Act of 1933, as amended (the "1933 ACT"). In connection with the Company's obligations under the Registration Rights Agreement, on ____________ ___, 1998, the Company filed a Registration Statement on Form _____ (File No. 333-_____________) (the "REGISTRATION STATEMENT") with the Securities and Exchange Commission (the "SEC") relating to the Registrable Securities which names each of the Holders as a selling stockholder thereunder.

     In connection with the foregoing, we advise you that a member of the SEC's staff has advised us by telephone that the SEC has entered an order declaring the Registration Statement effective under the 1933 Act at [ENTER TIME OF EFFECTIVENESS] on [ENTER DATE OF EFFECTIVENESS] and we have no knowledge, after telephonic inquiry of a member of the SEC's staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and the Registrable Securities are available for resale under the 1933 Act pursuant to the Registration Statement.

                              Very truly yours,

                              [COMPANY COUNSEL]


                              By:__________________


cc:     [LIST NAMES OF INVESTORS]